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                SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            Form 8-K

                          CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934



Date of Report (Date of earliest event reported): August 23, 1995



            First Commonwealth Financial Corporation
     (Exact name of registrant as specified in its charter)


     Pennsylvania                0-11242          25-1428528
(State or other jurisdiction   (Commission      (IRS Employer
     of incorporation)         File Number)   Identification No.)



      22 North Sixth Street,       Indiana, PA       15701
            (Address of principal executive offices)



Registrant's telephone number, including area code (412) 349-7220



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Item 5. Other Events

On August 23, 1995, the Boards of Directors of eight subsidiary banks of the Registrant agreed to merge under a single charter with the surviving entity being named First Commonwealth Bank. Seven wholly-owned subsidiary banks -- including Cenwest National Bank, Johnstown, PA; First National Bank of Leechburg, Leechburg, PA; National Bank of the Commonwealth, Indiana, PA; Unitas National Bank, Chambersburg, PA; Central Bank, Hollidaysburg, PA; Peoples Bank and Trust Company, Jennerstown, PA; Peoples Bank of Western Pennsylvania, New Castle, PA -- upon obtaining regulatory approval will merge into Deposit Bank, DuBois, PA, also a wholly-owned subsidiary of the Registrant, under the Deposit Bank charter. The name of the surviving bank will be changed to First Commonwealth Bank and the principal place of business will be Old Courthouse Square, 22 North Sixth Street, Indiana, Pennsylvania 15701.

With $2.1 billion in assets, First Commonwealth Bank will operate under one charter as eight partner banks.




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                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  August 24, 1995






                       FIRST COMMONWEALTH FINANCIAL CORPORATION


                      By:  /S/JOHN J. DOLAN
                           John J. Dolan
                           Sr. Vice President, Comptroller
                           and Chief Financial Officer